Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2291

Energy Portfolio 2023-2 (the “Portfolio”)

Supplement to the Prospectus

Effective August 7, 2023, PDC Energy, Inc. has been acquired by and merged into Chevron Corporation (the “Merger”). As a result of the Merger, the Portfolio will receive 0.4638 shares of Chevron Corporation for every 1 share of PDC Energy, Inc. that it owned as of the May 19, 2023 record date. The Portfolio will continue to hold and purchase shares of Chevron Corporation.

Supplement Dated: August 7, 2023